                                                                    EXHIBIT 99.1

                                    SUMMARY:
                                    United Capital Corp.
                                    Reports Fourth Quarter and Year End Results

                                    COMPANY CONTACT:
                                    Anthony J. Miceli
                                    Chief Financial Officer
                                    (516) 466-6464

FOR IMMEDIATE RELEASE

GREAT NECK, New York, February 20, 2004...  United Capital Corp. (ASE:AFP) today reported  results for the fourth quarter and year ended December 31, 2003. Total revenues  for the year were $57.3  million  versus  $56.3  million  during 2002.
Operating  income during this period increased over 10% to $11.3 million for the year ended  December 31, 2003 from $10.3 million for the year ended December 31,
2002. Net income for the year was $15.0 million or $1.65 per basic share in 2003 versus $23.4  million or $2.55 per basic share in 2002.  The results of the 2002
period   include   $8.0   million   in   gains   on   derivative    instruments,
available-for-sale   securities  and  sales  of  real  estate,  including  those accounted for as discontinued operations,  above those recognized in the current year.

For the three months ended December 31, 2003,  total revenues were $14.4 million an increase of $.9 million  from the same period in 2002.  Operating  income was
$2.9  million for the quarter  versus $1.8  million for the three  months  ended
December 31,  2002.  Net income was $5.1 million or $.56 per basic share for the three months  ended  December  31, 2003  compared to $10.2  million or $1.13 per basic share for the same period in 2002.  The results of the three  months ended
December 31, 2002 include $6.0 million in gains on  derivative  instruments  and available-for-sale securities above those recognized in the current year period.

In  commenting  on these  results A.F.  Petrocelli,  Chairman of United  Capital
Corp.,  noted that "we are very excited  about the results for the year.  Income from  continuing  operations  before  income  taxes  was $17.6  million  and net unrecognized  gains on marketable  securities amounts to over $13.6 million on a pre-tax basis.  We continue to position the Company to fund future  acquisitions and assess growth  opportunities that are in line with our long-term  strategies and goals.  At December 31, 2003, we had cash and marketable  securities of over
$108 million and over $124 million in stockholders' equity."

Operating income of the engineered  products segment for the year ended December
31, 2003 increased 48.1% to $3.3 million from prior year levels even with only a
1.5% increase in revenues. The increase in operating income was primarily due to a decrease in cost of sales,  both in absolute  dollars and as a  percentage  of sales,  resulting from cost reductions and due to favorable  currency effects on sales denominated in foreign currency.

The real  estate  operations  continue to  generate  substantial  cash flows for reinvestment  into our lines of business.  Operating  income generated from this segment for the current year was $10.8 million on revenues of $23.3 million.  In addition,  the Company divested itself of seventeen  properties  during the year and  collected  the full  proceeds  from a property sold in 2002 where the gains were accounted for under the installment  method.  These transactions  generated

$11.9  million  of cash  inflows  and  yielded  pre-tax  gains of $7.5  million, inclusive of such gains  reflected as  discontinued  operations in the Company's
Consolidated Statements of Income.

Certain  statements  in this  press  release  and other  statements  made by the
Company  or its  representatives  that are not  strictly  historical  facts  are
"forward-looking"  statements  within  the  meaning  of the  Private  Securities
Litigation  Reform Act of 1995 that should be  considered as subject to the many risks and  uncertainties  that exist in the  Company's  operations  and business environment.  The forward-looking  statements are based on current  expectations and involve a number of known and  unknown  risks and  uncertainties  that could cause the actual  results,  performance  and/or  achievements  of the Company to
differ  materially  from  any  future  results,   performance  or  achievements,
expressed or implied, by the forward-looking  statements.  Readers are cautioned not to place undue  reliance on these  forward-looking  statements,  and that in light of the significant  uncertainties inherent in forward-looking  statements, the inclusion of such statements  should not be regarded as a representation  by the Company or any other person that the objectives or plans of the Company will be achieved. The Company also assumes no obligation to publicly update or revise its  forward-looking  statements or to advise of changes in the  assumptions and factors on which they are based.  See our 2002 Annual  Report on Form 10-K for a discussion  of risk factors that could impact our future  financial  performance and/or  cause actual  results to differ  significantly  from those  expressed or implied by such statements.

United  Capital  Corp.  owns and manages  real estate and through  subsidiaries, provides engineered products to industrial and automotive markets worldwide.

                                       ***

                      UNITED CAPITAL CORP. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                      Three Months Ended                  Twelve Months Ended
                                                           December 31,                     December 31,
                                                           (Unaudited)                       (Audited)
                                               --------------------------------    ---------------------------
                                                   2003               2002             2003            2002
                                               --------------    --------------    -------------     --------

Revenues                                       $      14,376     $      13,439     $      57,287     $56,254
                                               =============     =============     =============     =======

Operating income                               $       2,909     $       1,846     $      11,316     $10,253
                                               =============     =============     =============     =======

Other income                                   $       3,214     $       8,087     $       6,291     $17,423
                                               =============     =============     =============     =======

Income from continuing operations
    before income taxes                        $       6,123     $       9,933     $      17,607     $27,676
                                               =============     =============     =============     =======

Income from continuing operations              $       3,360     $       9,714     $      10,927     $21,641
                                               =============     =============     =============     =======

Income from discontinued operations            $       1,691     $         492     $       4,037     $ 1,736
                                               =============     =============     =============     =======

Net income                                     $       5,051     $      10,206     $      14,964     $23,377
                                               =============     =============     =============     =======

Basic earnings per share:

    Income from continuing operations          $         .37     $        1.07     $        1.21     $  2.36
    Income from discontinued operations                  .19               .06               .44         .19
                                               -------------     -------------     -------------     -------

    Net income per share                       $         .56     $        1.13     $        1.65     $  2.55
                                               =============     =============     =============     =======

Diluted earnings per share:

    Income from continuing operations          $         .32     $         .94     $        1.02     $  2.17
    Income from discontinued operations                  .16               .05               .38         .17
                                               -------------     -------------     -------------     -------

    Net income per share assuming dilution     $         .48     $         .99     $        1.40     $  2.34
                                               =============     =============     =============     =======

Weighted average shares:

    Basic                                              9,093             9,075             9,061       9,158
                                               =============     =============     =============     =======

    Diluted                                           10,608            10,269            10,677       9,982
                                               =============     =============     =============     =======

Dividends paid per share                       $        --       $        --       $        2.00     $  --
                                               =============     =============     =============     =======

   Share and per share amounts, except dividends paid, have been retroactively adjusted to reflect the two-for-one stock split in August 2003.